                                                                   EXHIBIT 10.17

                                    FORM OF
                          STOCK SUBSCRIPTION AGREEMENT

     I, ____________, hereby subscribe for ____________ shares of common stock of X10.com, Inc., a Washington corporation, (the "Company") and represent that I intend to acquire these securities for my own account with no present intention of selling or otherwise distributing them to the public. In consideration for the issuance of such shares to me, I agree to pay to the Company ____________ Dollars (US$____________) under the terms and conditions of that certain promissory note dated October 1, 1999, reflecting the undersigned as maker and the Company as holder, a copy of which is attached hereto as Exhibit A.
                                                             ---------

     In connection with my acquisition of these securities, I understand that they will not be registered under the Securities Act of 1933 (the "Act"), and will not be so registered because the transaction in which I am acquiring them is exempt from registration pursuant to Section 4(2) of the Act as not involving a public offering.

     I further understand that in accordance with the policies of the Securities and Exchange Commission, the Company will place the following legend upon the certificates representing my shares:

     These shares have not been registered under the Securities Act of 1933, as amended, and are acquired by the registered holder pursuant to representation that the holder is acquiring these shares for the holder's own account, for investment. These shares may not be pledged, hypothecated, sold, transferred or offered for sale in the absence of an effective registration statement as to the shares under the Securities Act of 1933, as amended, or in the absence of an exemption from such registration requirement.

     I have carefully read the foregoing and understand that it relates to restrictions upon my ability to sell or transfer the securities I am purchasing hereunder.

     IN WITNESS WHEREOF, the undersigned has executed this Stock Subscription
Agreement as of this   1   day of     October    , 1999.
                     -----        ---------------

--------------------------------------------------   -----------------------------------------------------
--------------------------------------------------   -----------------------------------------------------
                                                     (spouse)

--------------------------------------------------   -----------------------------------------------------
          (Social Security Number)                                 (Social Security Number)

------------------------------------------(Address)  --------------------------------------------(Address)
------------------------------------------           --------------------------------------------

Please indicate the manner in which the Shares are to be held:

----- Community Property (If Shares are to be held in both spouses' names, both spouses must sign)

-----  Separate Property

SUBSCRIPTION ACCEPTED BY:                      Date:                ______________________
-------------------------
X10.com, Inc.                                  Subscriber:          ___________

                                               No. Shares:          ___________

By /s/ Alex Peder
  ----------------------                       Subscription Price:  $0.001 per share
   Alex Peder, President

                                PROMISSORY NOTE


USD $__________                                                  October 1, 1999


     The undersigned, ____________ ("Maker"), promises to pay to X10.com, Inc., a Delaware corporation, or order ("Payee"), the principal sum of ______________ Dollars ($________), in lawful money of the United States of America, together with interest thereon from the date hereof, all as hereinafter provided and upon the following terms and conditions.

     The principal and interest under this Note shall be paid as follows:

     1. Interest shall accrue on the diminishing principal balance of this Note from the date hereof at a rate equal to seven percent (7%) per annum. Monthly payments of principal and interest in the amount of $________ each shall be due commencing on November 1, 1999 and continuing on the Twelfth Day of each calendar month until the maturity date of this Note.

     2. The entire balance of principal and all accrued interest due under this Note shall be paid in full no later than one year from the date of this Note.

     3. Maker shall have the right at any time during the term of this Note to pay the entire balance of principal and interest due hereunder without penalty.

     4. All payments pursuant to this Note shall be made to Payee at 15200 52nd Ave. Sth., Seattle, WA, 98188, or such other address as Payee may hereafter designate from time to time.

     Maker shall be in default in the payment of this Note if any payment due hereunder is not paid within ten (10) days after written notice from Payee that such payment is past due. Upon default in the payment of any principal or interest due hereunder, or default in the performance of any terms or conditions of this Note or the Deed of Trust securing this Note, then the entire principal balance and accrued interest hereunder shall at once become due and payable without notice, time being the essence of this Note.

     In the event Payee retains an attorney to collect any amount payable under this Note, or to enforce any of the provisions hereof, Maker agrees to pay all costs of collection or enforcement, including court costs and attorney's fees, whether or not a lawsuit is commenced. At the option of Maker, the venue of any action pursuant to this Note may be in the Superior Court for King County, Washington.

     Maker hereby waives presentment and demand for payment, notice of dishonor, protest and notice of protest.

     Any notice to Maker or Payee shall be delivered or mailed. If mailed, a notice shall be sent by certified or registered mail, postage prepaid, return receipt requested as follows, or to such other address as either party may hereafter designate in writing to the other party:

          To Maker:        ___________________
                           ___________________
                           ___________________


          To Payee:        X10.com, Inc.
                           15200 52nd Avenue South
                           Seattle, Washington 98188-2335
                           Attention: Chief Financial Officer

A notice shall be deemed given on the date of delivery or the date marked on the return receipt (if mailed).

     This Note shall inure to the benefit of Payee and any successor of Payee, but shall not be assigned by Payee without Maker's consent. This Note shall be binding upon Maker and Maker's successors, assignees, personal representatives and heirs.

     This Note shall be governed by and construed under the laws of the state of Washington.

     ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, TO EXTEND CREDIT, OR TO FORBEAR FORM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.


                                       MAKER:


                                       _______________________


                                       By:
                                          ______________________